                                          PROMISSORY NOTE

                                                                 May 28, 1998

     FOR VALUE RECEIVED, MARKETSPAN CORPORATION, MARKETSPAN GAS CORPORATION (d/b/a BROOKLYN UNION), MARKETSPAN TRADING SERVICES LLC, MARKETSPAN GENERATION LLC, MARKETSPAN CORPORATE SERVICES LLC, MARKETSPAN UTILITY SERVICES LLC, and MARKETSPAN ELECTRIC SERVICES LLC, each a New York corporation or limited liability company, with its principal place of business at 175 East Old Country Road, Hicksville, New York 11801, and MARKETSPAN FINANCE CORPORATION, a Vermont corporation (collectively, the "Obligors"), hereby jointly and severally promise to pay to LONG ISLAND LIGHTING COMPANY, a New York corporation, with its principal place of business at 333 Earle Ovington Boulevard, Suite 403, Uniondale, New York 11553 (the "Obligee") the principal amount of THREE HUNDRED NINETY SEVEN MILLION Dollars ($397,000,000.00) (as such amount may be reduced to reflect the aggregate principal amount of Debentures (as defined below) outstanding following an exchange offer by MarketSpan Corporation therefor), on June 15, 1999 and to pay interest thereon from December 15, 1997, semi-annually on December 15 and June 15 in each year commencing June 15, 1998, at a rate per annum equal to 7.30%, until the principal hereof is paid.

     This Promissory Note is one of a series of Promissory Notes issued pursuant to the purchase price adjustment provisions of Section 2.1 of the Agreement and Plan of Merger dated as of June 26, 1997 by and among MarketSpan Corporation (formerly known as BL Holding Corp.), the Obligee, Long Island Power Authority and LIPA Acquisition Corp., as amended and/or supplemented through the date hereof (as so amended and/or supplemented, the "Merger Agreement"), and is subject to the terms and provisions thereof. Upon the occurrence of a Material Decline in Parent's Credit Standing (as such term is defined in Section 2.1(f)(ii) of the Merger Agreement) this Promissory Note
(i) shall be secured by a letter of credit provided by MarketSpan Corporation, at its sole cost and expense, and (ii) may be economically defeased by MarketSpan Corporation, in each case as provided under Section 2.1(f) of the Merger Agreement.

     The terms and conditions of this Promissory Note shall be determined by reference to the debt and other obligations of the Obligee under the Debentures, 7.30% Series Due 1999, which were issued by the Obligee under the Fourth Supplemental Indenture, dated as of July 1, 1992, to the Indenture between the Obligee and State Street Bank and Trust Company (as successor to The Connecticut Bank and Trust Company, National Association), as Trustee, dated as of November 1, 1986 (the "Debentures"). All provisions of the Debentures relating to the payment by the Obligee of principal, interest, premium and any other amounts payable thereunder, including, without limitation, all provisions relating to any acceleration of any such payment obligations for any reason, are hereby incorporated herein and made a part hereof, except that, for purposes of such incorporation by reference, (i) all references to the "Company" shall be deemed to be references to the Obligors,
(ii) all references to the "Holders" or the "Trustee" shall be deemed to be references to the Obligee, (iii) all references to the "Securities" shall be deemed



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to be references to this Promissory Note and (iv) all dates specified therein for payments shall be deemed to be the respective dates thirty (30) days prior thereto. In addition to the events and circumstances included in the definition of the term "Events of Default" incorporated herein from the Debentures, such term, as used in this Promissory Note, shall include the occurrence of any Event of Default under the Debentures.

     Each of the Obligors hereby waives presentment for payment, demands, notice of dishonor and protest of this Promissory Note and any right to assert setoff of any of its obligations hereunder against any amounts owing by the Obligee thereto. The Obligors further agree that none of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except as the Obligee may consent in a writing duly signed for and on its behalf. The Obligee agrees that it shall not agree to any alteration, modification or amendment of any of the Debentures in any way that would increase the payment obligations of the Obligees hereunder, without the prior written consent of MarketSpan Corporation. No failure or delay on the part of the Obligee in exercising any of its right, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     The Obligors agree to pay on demand any and all reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by the Obligee and its successor and assigns in enforcing this Promissory Note.

     This Promissory Note is binding upon the Obligors and their successors and assigns and is for the benefit of the Obligee and its successors and assigns. The Obligors may not, without the prior written consent of the Obligee, assign or otherwise transfer their obligations under this Promissory Note.

     This Promissory Note has been delivered in the State of New York and shall be construed and enforced in accordance with the internal and substantive laws of such State without giving effect to the choice of law rules.


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


                                     MARKETSPAN CORPORATION


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



                                     MARKETSPAN GAS CORPORATION


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



                                     MARKETSPAN TRADING SERVICES LLC


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



                                     MARKETSPAN GENERATION LLC


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



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


                                     MARKETSPAN CORPORATE SERVICES LLC


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



                                     MARKETSPAN UTILITY SERVICES LLC


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



                                     MARKETSPAN ELECTRIC SERVICES LLC


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



                                     MARXETSPAN FINANCE CORPORATION


                                     By: /s/Kathleen A. Marion
                                         ---------------------
                                         Name: Kathleen A. Marion
                                         Title: Secretary and Vice President



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